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
                                FORETHOUGHT FINANCIAL GROUP, INC.
                                       Delaware Corporation
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                              -----------------------------------
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                        FORETHOUGHT CAPITAL           FORETHOUGHT FINANCIAL
                       FUNDING, INC. ("FCF")         SERVICES, INC. ("FFSI")
                        Delaware Corporation          Indiana Holding Company
                         100% owned by FFG              Indiana Corporation
                                                         100% owned by FFG
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                     -----------------------------------------|--------------------------
                     |                                        |                          |
                     |                                        |                          |
               FORETHOUGHT LIFE                      FORETHOUGHT NATIONAL      FORELIFE AGENCY, INC.
               INSURANCE COMPANY                    LIFE INSURANCE COMPANY     (TEXAS PRENEED PERMIT
                   ("FLIC")                               ("FNLIC")                   HOLDER)
              Indiana Life Company                    Texas Life Company         Indiana Corporation
                100% owned by FFSI                    100% owned by FFSI         100% owned by FFSI
                     |                                        |
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            -------------------------                         |
            |                        |                        |
            |                        |                        |
   SEPARATE ACCOUNT A   FLIC PROPERTIES, LLC        FORETHOUGHT HOLDINGS,
        Indiana              Indiana LLC                    LLC
   100% owned by FLIC    100% owned by FLIC             Indiana LLC
                                                     100% owned by FNLIC
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